                              REVISED SALVAGE AGREEMENT


         This REVISED SALVAGE AGREEMENT is made and entered into this 29th day of April, 1996 by and between ALLSTATE INSURANCE COMPANY, an Illinois insurance corporation ("Allstate") and INSURANCE AUTO AUCTIONS, INC., a California corporation ("IAA").

                                     WITNESSETH:

         WHEREAS, On December 1, 1993 IAA purchased the reclamation operations with respect to total loss and recovered theft vehicles (and not the claims training, research and appraisal operations) of Tech-Cor, Inc., a wholly-owned subsidiary of Allstate (the "TECH-COR ACQUISITION");

         WHEREAS, following the Tech-Cor Acquisition, Allstate and IAA established a master salvage agreement covering salvage and reclamation services to be provided by IAA to Allstate in certain geographic markets on an ongoing basis (the "1993 Salvage Agreement"); and

         WHEREAS, Allstate and IAA desire to amend and supplement the terms of the Salvage Agreement due to changes in the salvage and reclamation marketplace as well as changes in their respective internal operations.

         NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements herein contained, the parties hereto agree as follows:


                                    I. DEFINITIONS

    1.1. DEFINITIONS. As used in this Revised Salvage Agreement the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         (a) "ACTUAL CASH VALUE" means the appraised value of each Reclamation Vehicle as determined by an accepted industry method such as that used by Certified Collateral Corporation ("CCC") or a mutually agreed upon comparable system without deductible, sales tax, or license fees.

         (b) "ADVANCE CHARGES" means with respect to any Reclamation Vehicle, the aggregate charges for services customarily provided that are accumulated prior to the time the Reclamation Vehicle processor takes possession of such vehicle, including, but not limited to, advances with respect to impound or similar initial tow charges, storage charges, costs of estimate, tear down fees, lien sale fees, etc., provided that Advance Charges shall not include amounts payable to any State Department of Motor Vehicles (or similar authority) relating to the transfer of title of such Reclamation Vehicle.

         (c) "APPRAISAL FACILITY" means a facility where suspected total loss or recovered theft vehicles are brought temporarily for damage evaluation or for other claims services.

         (d) "BUSINESS DAY" means each day on which banks are generally open for business in Illinois.

         (e) "CATASTROPHE VEHICLES" means in excess of one hundred (100) Total Loss Vehicles damaged by a single event which is determined to be a "catastrophe" by Allstate policy. Common catastrophe events include hurricanes, earthquakes, tornadoes, wind and hail storms, fires and explosions.

         (f) "CHANGE OF CONTROL" means such time as either (i) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) engaged directly or indirectly in the insurance business obtains "beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of at least 20% of the voting power of the voting capital stock of IAA, or (ii) any other "person" or "group" obtains "beneficial ownership" of at least 50% of the voting power of the voting capital stock of IAA, or (iii) IAA sells, leases or transfers all or substantially all of its assets to any "person" or "group" in one or more transactions.

         (g) "COMPARABLE IAA CUSTOMER" means for any market, any other insurance company that supplies to IAA reclamation vehicles.

         (h) "LOSS CATEGORY" means each category of total loss and recovered theft vehicle.

         (i) "NEW LOCAL AGREEMENT" means any New Local Pool Agreement, New Local Purchase Agreement or Other Local Agreement.

         (j) "OWNER RETAINED VEHICLE" means any Total Loss Vehicle or Recovered Theft Vehicle of which the insured or claimant wishes to retain ownership for an agreed upon price acceptable to the insured or claimant and Allstate.

         (k) "POOLING METHOD" means the method of processing total loss and recovered theft vehicles for carriers under which such vehicles are sold on a consignment basis by the processor.

         (l) "PROCESSED" when used solely with reference to vehicles processed by IAA means vehicles that have been sold by IAA for which revenue has been recognized by IAA in accordance with its accounting policies, regardless of the method under which vehicles were processed (unless the context otherwise requires).

         (m) "PURCHASE METHOD" means the method of processing total loss and recovered theft vehicles for carriers under which such vehicles are purchased from the carrier by the processor.

         (n) "RECLAMATION SERVICES" means the processing and sale by IAA of total loss and recovered theft vehicles for carriers, whether provided under the Purchase Method, the Pooling Method or otherwise.

         (o) "RECLAMATION VEHICLES" means, collectively, Total Loss Vehicles and Recovered Theft Vehicles owned by Allstate included within all Loss Categories, provided that the term Reclamation Vehicles shall not include any Owner Retained Vehicles, any Catastrophe Vehicles, any vehicle parts (as defined in any local market salvage purchase agreement) or any other vehicles not made available to IAA by Allstate.

         (p) "RECOVERED THEFT VEHICLE" means any vehicle which was stolen and recovered, and the ownership of which has been transferred to Allstate.

         (q) "SALEABLE TITLE DOCUMENTS" means all forms and documents, without error, omission, lien or other encumbrance, that allow for the immediate initiation and ultimate conclusion of the title transfer process.

         (r) "TECH-COR FACILITIES" means the vehicle reclamation operations located in Wheeling, Illinois; Markham, Illinois; Romulus, Michigan; Glassboro, New Jersey and Carteret, New Jersey, which were acquired by IAA in the Tech-Cor Acquistion.

         (s) "TERM" means the period commencing on the date of this Revised Salvage Agreement and ending upon the expiration of the Initial Term and any successive Additional Term or any earlier date on which this Revised Salvage Agreement is terminated pursuant to Article VI.

         (t) "TOTAL LOSS VEHICLE" means (i) any vehicle which has been wrecked, destroyed, stripped, burned, submerged in water or otherwise damaged to such an extent that Allstate considers it uneconomical to repair the vehicle or
(ii) any such vehicle which may be economical to repair but which Allstate designates as a Total Loss Vehicle because in the opinion of Allstate it is not feasible to repair the vehicle.

         (u) "VIC" means any temporary storage, towing and/or appraisal facility of the type commonly referred to in the insurance industry as a "vehicle inspection center" to which suspected Total Loss Vehicles are brought.

                      II. SCOPE OF SALVAGE ARRANGEMENTS

    2.1. IAA SERVICES IN NEW MARKETS.

         (a) During the Term, IAA shall be Allstate's preferred provider of Total Loss and Recovered Theft vehicle Reclamation Services in respect of Reclamation Vehicles and Castastrophe Vehicles in each market in which IAA provides Reclamation Services. [*] Allstate agrees to inform its local field management as to the terms of this Revised Salvage Agreement with IAA, including without limitation that IAA is Allstate's preferred provider of reclamation services hereunder, [*]. In addition, Allstate will assist IAA in setting up meetings/presentations with the appropriate field management and assist both the local Allstate Management and IAA personnel in helping to resolve any conflicts or problems that may arise.

         (b) During the Term, IAA shall be entitled to bid on all Owner Retained Vehicles when (i) IAA provides Allstate with Reclamation Services in the market in which the Owner Retained Vehicle is located and (ii) Allstate's request of IAA for a bid on the Owner Retained Vehicle does not unreasonably delay or interfere with Allstate's claim settlement process. Allstate agrees to discuss with its field offices the operational procedures required to properly implement this agreement, including the procedures for processing Owner Retained Vehicles and calculating Actual Cash Values.

    2.2. EXPANSION OF RECLAMATION SERVICES.

              This Section deleted.

    2.3. CONVERSION TO PURCHASE METHOD.

              This Section deleted.

    2.4. LOCAL AGREEMENTS.

              This Section deleted.

    2.5. PAYMENT TERMS.

              This Section deleted.


*Confidential treatment requested.

    2.6. EXISTING LOCAL POOLING AGREEMENTS.

         (a) IAA and Allstate are currently parties to certain salvage pool agreements (collectively, the "EXISTING LOCAL POOL AGREEMENTS," which term shall include any subsequent amendment thereto).

         (b) Notwithstanding Section 6.1 of this Revised Salvage Agreement, the Existing Local Pool Agreements for the following Tech-Cor Facilities shall receive the [*] pricing terms provided for in Section 2.8(b) commencing as of the following dates, and may be terminated by either party on or after the following dates upon at least [*] advance notice: (i) [*], and (ii) [*].

         (c) Following termination of an Existing Local Pool Agreement, Allstate may enter into a New Local Agreement with IAA under the terms of
Section 2.8, 2.9 or 2.10 hereof.

    2.7. EXISTING LOCAL PURCHASE AGREEMENTS.

         (a) IAA and Allstate are currently parties to certain salvage purchase agreements (collectively, the "EXITING LOCAL PURCHASE AGREEMENTS") which term shall include any subsequent amendment thereto).

         (b) Notwithstanding the terms of Section 6.1 of this Revised Salvage Agreement or prior agreed upon termination dates, Existing Local Purchase Agreements in the following markets shall, on the dates referenced below, receive the favorable pricing terms provided for in Section 2.9(c) and may be terminated by either party on or after the dates referenced below upon at least [*] advance notice: (i) [*], however, each such local Allstate market has the option to extend the Existing Local Purchase Agreement through [*] if it notifies IAA by [*]; (ii) [*]; (iii) [*]; (iv) [*].

         (c) On [*], the price paid for Reclamation Vehicles by IAA will be increased by [*] in [*] and by [*] in [*].

         (d) For a Reclamation Vehicle being sold under a Percentage-of-Sale basis under an Existing Local Purchase Agreement, IAA shall, once it has obtained Saleable Title Documents with respect to such vehicle, offer such vehicle for sale at or before the third auction at the site at which such vehicle is located.

*Confidential treatment requested.
                                                                               5

         (e) Following termination, Allstate may enter into a New Local Agreement with IAA under the terms of Section 2.8, Section 2.9 or Section 2.10 hereof. Any such New Local Agreement shall terminate on such a date as is agreed to by the parties.

         (f) Notwithstanding the foregoing, if after June 30, 1995 there has occurred any changes in the laws or regulations or implementation of laws or regulations applicable to any local market that affect the prices paid for Reclamation Vehicles, either party may, upon [*] notice, elect to change the Local Purchase Agreement covering such market into a New Local Agreement, with the Reclamation Vehicles covered thereby to be processed under (i) the Pooling Method upon pricing terms and other terms established in accordance with Section 2.8(a) hereof, (ii), if the local Allstate management agrees, under another mutually-acceptable method of sale pursuant to Section 2.10 hereof, or (iii), if the local Allstate management agrees, under a mutually-acceptable New Local Purchase Agreement pursuant to Section 2.9; provided, however, that Allstate may, upon notice to IAA within such [*] period, elect to have such Local Purchase Agreement terminate at the end of such [*] period and to not have a New Local Agreement become effective in its place.

         (g) Notwithstanding anything to the contrary in this Agreement, IAA shall also have the right to terminate the Existing Local Purchase Agreements covering [*] on or after [*] upon [*] advance written notice (such termination right of IAA referred to herein as the "Buyout Right"). At the end of such [*] period following notice of exercise of the Buyout Right, IAA shall pay to Allstate or one or more affiliates of Allstate designated by Allstate the Buyout Amount (as defined below). During such [*] period, IAA and each of the affected Allstate local offices shall discuss whether, upon mutual agreement, to convert the affected Existing Local Purchase Agreement into a New Local Agreement in accordance with Sections 2.8, 2.9, or 2.10 hereof, and, failing such mutual agreement, any such Existing Local Purchase Agreement not so converted shall immediately terminate at the end of such [*] period. Upon IAA's election to exercise the Buyout Right, Allstate may cease to characterize IAA as a "Preferred Provider" hereunder and Allstate's obligations under [*] Section 2.1(a) hereof shall immediately terminate. IAA may not exercise the Buyout Right with respect to some but not all of the Existing Local Purchase Agreements listed above. (As used herein, the "Buyout Amount" shall equal (i) [*] plus (ii), if a New Local Agreement is not established pursuant to this Section 2.7(f) for one or more of such Allstate local offices, the Utilization Fee Present Value (as defined below). The "Utilization Fee Present Value" shall [*].

*Confidential treatment requested.
                                                                               6

    2.8. NEW LOCAL POOLING AGREEMENTS.

         (a) In the event IAA establishes Reclamation Services to Allstate in a new market which are provided under the Pooling Method, Allstate and IAA shall enter into a contract relating to the provision of Reclamation Services to Allstate under the Pooling Method (each, a "NEW LOCAL POOLING AGREEMENT").

         (b) The terms of any such New Local Pooling Agreement shall be negotiated in good faith between IAA and Allstate's local field management, and such terms shall be based on an objective of providing to Allstate a total cost for processing Reclamation Vehicles supplied to IAA under such New Local Pooling Agreement [*]. To assist the parties in determining such terms, IAA shall provide to such local field management and Tech-Cor Management negotiating any such new Local Pooling Agreement a schedule of [*].

         (c) Allstate and IAA agree to review the payment terms contemplated by this Section 2.8 upon the implementation of electronic transfer of funds arrangements between Allstate and IAA. For those Reclamation Vehicles being sold under Local Pooling Agreements, IAA shall not decline to accept a bid for a vehicle without Allstate's prior approval. Once IAA has obtained Saleable Title Documents with respect to a vehicle covered by a Local Pooling Agreement, IAA shall offer such vehicle for sale at or before the third auction at the site at which such vehicle is located.

    2.9. NEW LOCAL PURCHASE AGREEMENT.

         (a) In the event IAA establishes Reclamation Services for Allstate in a new market which are provided under the Purchase Method, Allstate and IAA shall enter into a contract relating to the provision of Reclamation Services to Allstate under the Purchase Method (each, a "NEW LOCAL PURCHASE AGREEMENT").

         (b) Allstate and IAA agree to review the payment terms contemplated by this Section 2.9 upon implementation of electronic transfer of funds arrangements between Allstate and IAA.

         (c) The terms of any such New Local Purchase Agreement shall be negotiated in good faith between IAA and Allstate's local field management, [*]

*Confidential treatment requested.

[*] For a Reclamation Vehicle being sold under a Percentage-of-Sale basis under a New Local Purchase Agreement, IAA shall, once it has obtained Saleable Title Documents with respect to such vehicle, offer such vehicle for sale at or before the third auction at the site at which such vehicle is located.

         (d) Notwithstanding the foregoing, if there subsequently occurs any changes in the laws or regulations or implementation of laws or regulations applicable to such market that affect the prices paid for Reclamation Vehicles, either party may, upon [*] notice, elect to change such Purchase Agreement into a New Local Pooling Agreement, New Local Purchase Agreement, or New Other Local Agreement in accordance with Section 2.7(e) above.

    2.10. OTHER LOCAL AGREEMENTS.

         (a) In the event IAA establishes Reclamation Services for Allstate in a new market which are provided under a method other than the Purchase Method or the Pooling Method, Allstate and IAA shall enter into a contract (each, an "OTHER LOCAL AGREEMENT").

         (b) The terms of any such Other Local Agreement shall be negotiated in good faith between IAA and Allstate's local field management, taking into account the total economic return that IAA provides under such Other Local Agreements to Comparable IAA Customers in such market. IAA agrees to keep Tech-Cor Management apprised of such negotiations. Any such New Other Local Agreement shall provide that IAA must pay to Allstate all required payments with respect to each vehicle sold under such New Other Local Agreement within [*] following IAA's receipt of such funds from the purchaser of such vehicle. In addition, any such New Other Local Agreement shall also provide that (x) IAA will not decline to accept a bid for a vehicle being sold under such agreement without Allstate's prior approval, and (y), once IAA has obtained Saleable Title Documents with respect to a vehicle covered by such agreement, IAA shall offer such vehicle for sale at or before the third auction at the site at which such vehicle is located.

    2.11. WITHDRAWAL FROM MARKETS. Notwithstanding any provision of this Agreement, IAA retains the right to withdraw at any time upon [*] notice to Allstate from one or more of those existing markets identified on Exhibit 2.11 attached hereto in which IAA currently provides Reclamation Services or from any new markets in which it provides Reclamation Services in the future.

*Confidential treatment requested.
                                                                               8

    2.12. AMENDMENTS. The terms of any Existing Local Agreement or New Local Agreement shall be subject to amendment upon the mutual agreement of IAA and the local field management of Allstate managing such local agreement to better meet the needs of the local markets. IAA agrees to notify Allstate's National Salvage Account Manager of any such amendment prior to its effectiveness.

                 III.  PAYMENT TERMS FOR LOCAL AGREEMENTS

    3.1. MARKET AREA BASELINE RETURN.

              This Section deleted.

    3.2. PURCHASE PRICES FOR NEW LOCAL PURCHASE AGREEMENTS.

              This Section deleted.

    3.3. COMPARISON OF CALCULATED RETURN AND TARGET NET RETURN.

              This Section deleted.

    3.4. ADJUSTMENTS TO GUARANTEE MULTIPLIER.

              This Section deleted.

    3.5. PAYMENT TERMS FOR EXISTING MARKET AREAS.

              This Section deleted.

    3.6. RENEGOTIATION OF PRICING.

              This Section deleted.

    3.7. VOLUME PRICING ADJUSTMENT. Allstate shall have the option to either:

         (a) engage, at Allstate's expense, an independent third party to verify the compliance by IAA with the provisions of Sections 2.8, 2.9 and 2.10 with regard to its pricing and fees to its other customers, and IAA shall provide information to, and otherwise cooperate with, such third party as reasonably requested; provided that such third party (i) may be required by IAA to execute a confidentiality agreement with IAA in form reasonably acceptable to IAA and (ii) shall not be permitted to remove any IAA records, or any copies thereof, from IAA facilities. Allstate shall have no right to conduct such verifications more frequently than twice during any calendar year; or

         (b) request and receive written confirmation from IAA verifying its compliance with Sections 2.8, 2.9 and 2.10 signed by its President. For purposes of this Section, contract negotiations are excluded from the definition of "verification."

    3.8.  TITLE AND STORAGE CHARGES.

              This Section deleted.

    3.9.  REVIEW OF CALCULATIONS.

              IAA shall have the right to reasonably request ACV data which Allstate uses to calculate IAA payments.

    3.10. PURCHASE PRICE FOR CERTAIN VEHICLES.

              This Section deleted.


                                  IV. UTILIZATION FEE

    4.1.  UTILIZATION FEE.

         (a) During calendar years 1996 and 1997, IAA will pay to Allstate (or its designee) a fee in respect of each Reclamation Vehicle sold by IAA during each such year. The amount of the per vehicle fee shall be [*] The aggregate fee payable for each calendar year pursuant to this Section 4.1 (the "UTILIZATION FEE") shall be an amount equal to the product of (x) the total number of Reclamation Vehicles sold by IAA during such calendar year and (y) [*]

         (b) Within [*] after the end of each of the first three quarters of each calendar year, IAA shall pay to Allstate (or its designee) [*] of the estimated Utilization Fee for such calendar year, based on a reasonable estimate by IAA of the annual volume of Reclamation Vehicles to be processed by IAA during such year. Within [*] after the end of each calendar year, the Utilization Fee for such year shall be calculated and (i) if the aggregate estimated amounts previously paid to Allstate (or its designee) are less than the Utilization Fee, the amount of such shortfall shall be paid to Allstate (or its designee); or (ii) if the aggregate estimated amounts previously paid by IAA to Allstate (or its designee) exceed the Utilization Fee, the amount of such excess shall be paid by Allstate (or its designee) to IAA.

         (c) No Utilization Fee was or is payable by IAA to Allstate during the third and fourth quarters of 1995. Utilization Fees paid by IAA in the first and second quarters of 1995 will not be subject to adjustment and will be retained by Allstate.

    4.2. VOLUME COMPONENT.

         This Section deleted.

*Confidential treatment requested.
                                                                              10

    4.3. PROFIT COMPONENT.

         This Section deleted.

    4.4. ROLL-OUT COMPONENT.

         This Section deleted.


                           V.  OTHER OPERATING ARRANGEMENTS

    5.1. VEHICLE INSPECTION AND APPRAISAL FACILITIES.

         (a) At the request of Allstate, IAA shall provide reasonable space to Allstate at any facility where IAA provides Reclamation Services for use by Allstate or any of its affiliates as a VIC.

         (b) IAA will lease to Allstate the VICs currently located at the Tech-Cor Facilities at the existing rates applicable to such leases and the VICs currently located at IAA facilities at the existing rates. For those VICs located at a new IAA facility, Allstate will pay its pro rata share (based on square footage) of any rent and other operating costs payable by IAA in respect of such facility.

         (c) If Allstate or any of its affiliates subsequently chooses to offer appraisal services at a reclamation facility in a market serviced by IAA, Allstate will offer such services at an Appraisal Facility located at an IAA facility, if IAA has space available at its facility in such area. Allstate and its affiliates will have the first right to use any space at an IAA facility designated by IAA as an Appraisal Facility.

         (d) IAA will continue during the Term to make available to Allstate [*] For Appraisal Facilities located at new IAA facilities, Allstate shall pay to IAA an amount equal to a proportionate share of IAA's total costs to maintain such facility or, if less, an amount equal to the fair market rental for such Appraisal Facility.

         (e)  Any space provided to Allstate for use as a VIC pursuant to this
Section 5.1 shall be provided on terms substantially similar to those set forth in the relevant Form of Sublease attached as Exhibit 5.1(e).

    5.2. OTHER BUSINESS INTERESTS.

         (a)  [*]

*Confidential treatment requested.
                                                                              11

    5.3. SALVAGE MANAGEMENT SYSTEM.

         (a) Allstate may develop, either on its own or with the assistance of a third party, a salvage management system to meet Allstate's requirements with regard to functionality, interfaces with existing and future claim systems, industry, state and federal reporting, vehicle salvage related analysis, and report generation (the "PROPOSED SALVAGE MANAGEMENT SYSTEM").

         (b) IAA shall contribute [*] toward the cost of designing and developing the Proposed Salvage Management System, which amount shall be payable on or before December 31, 1996.

         (c) Allstate shall be the owner of the Proposed Salvage Management System and shall determine the location of the hardware and software comprising the Proposed Salvage

*Confidential treatment requested.
                                                                              12

Management System. The licensing of the Proposed Salvage Management System to any third party will be at Allstate's discretion and any fees generated therefrom shall be paid to Allstate. The identity of the licensee, the scope of the license and the amount of this licensing fee will be determined by Allstate in its sole discretion. Notwithstanding the foregoing, [*]

         (d) All communication and transaction costs related to the Salvage Management System will be the responsibility of the originating party.

                           VI.  TERM; RENEWAL; TERMINATION

    6.1. TERM. The term of this Revised Salvage Agreement (the "INITIAL TERM") shall expire on December 31, 1998, unless terminated earlier pursuant to the provisions of this Article VI.

    6.2. ADDITIONAL TERM.

         (a) Allstate has the option to extend the term of this Revised Salvage Agreement for successive one year periods (each an "ADDITIONAL TERM") upon [*] written notice to IAA.

         (b) Allstate shall have the right to terminate this Revised Salvage Agreement without cause during any Additional Term upon [*] written notice to IAA.

    6.3. EARLY TERMINATION BY ALLSTATE. Upon [*] written notice to IAA, Allstate shall have the right to terminate this Revised Salvage Agreement, any Existing Local Agreement or any New Local Agreement, covering any market in which IAA commits a breach of the performance standards set forth in the applicable Agreement.

    6.4. EARLY TERMINATION BY EITHER PARTY. Either party shall have the right to terminate this Revised Salvage Agreement and any Existing Local Agreements or New Local Agreements at any time:

         (a) immediately upon notice to the other party in the event that the other party is in default of a monetary obligation under this Revised Salvage Agreement, any Existing Local Agreement or New Local Agreement which remains uncured for [*] after notice thereof to the defaulting party;

         (b) immediately upon notice to the other party in the event that the other party in the event that the other party is in default of any material non-monetary obligation under this Revised Salvage Agreement, any Existing Local Agreement or any New Local Agreement which remains uncured for [*] after notice thereof to the defaulting party;

         (c)  In the event that there is a Change of Control of IAA; or

*Confidential treatment requested.
                                                                              13

         (d) In the case of any New Local Agreement established after April 1, 1996, upon thirty (30) days notice from one party to the other.

    6.5. AMOUNTS OWED AT EXPIRATION OF TERM. The expiration of the Term shall not affect the payment of any amounts owed hereunder or under any Existing Local Agreement or New Local Agreement at such expiration or in respect of periods prior to such expiration.


                                 VII.  NONCOMPETITION

    7.1. AGREEMENT NOT TO COMPETE.

         (a) Allstate shall not, and shall cause each of its Subsidiaries not to, directly or indirectly, anywhere within any of the market areas serviced by the Tech-Cor Facilities acquired by IAA engage directly in, permit Allstate's or any or its Subsidiaries' names to be used by, or otherwise compete directly with IAA in, the business of providing reclamation services with respect to Total Loss Vehicles of Recovered Theft Vehicles (the "COMPETITIVE BUSINESS"); PROVIDED that the Competitive Business shall not include any claims training, research and appraisal operations or services and that this Section shall not prohibit Allstate or any of its Subsidiaries from:

              (i) acquiring, after the date hereof, any firm, partnership, trust, corporation, or a division or business unit thereof, or any other entity engaged directly in the Competitive Business (an "ACQUIRED COMPETITIVE BUSINESS") if (A) the acquisition of the Acquired Competitive Business is incidental to the acquisition of a firm, partnership, trust, corporation or other entity not engaged in the Competitive Business and (B) Allstate shall take all reasonable steps to dispose, as promptly as practicable after such acquisition, of such Acquired Competitive Business; or

              (ii) the passive ownership, directly or indirectly, of less than fifty percent (50%) of the ownership interest in any firm, partnership, trust, corporation, or a division or business unit thereof, or any other entity engaged in the Competitive Business.

         (b) If any court of competent jurisdiction shall finally hold that the time, territory or any other provision set forth in this Section 7.1 constitutes an unreasonable restriction, such provision shall not be rendered void, but shall apply as to such time, territory or to such other extent as such court may determine constitutes a reasonable restriction under the circumstances involved. Allstate acknowledges that the restrictions contained in this Section
7.1 are reasonable and necessary to protect the legitimate interests of IAA and that any breach by Allstate of any provision hereof will result in irreparable injury to IAA. Allstate acknowledges that, in addition to all remedies available at law, IAA shall be entitled to equitable relief, including injunctive relief. Without limitation, the parties agree and intend that the covenants contained in this Section 7.1 shall be deemed to be a series of separate covenants and agreements, one for each and every county or political subdivision of each state of the United

States. If, in any judicial proceeding, a court shall refuse to enforce in such action any of the separate covenants deemed included herein, then at the option of IAA, wholly-unenforceable covenants or components thereof shall be deemed eliminated from the provisions hereof for the purpose of such proceeding to the extent necessary to permit the remaining separate covenants to be enforced in such a proceeding. The parties intend to have covenants enforceable to the fullest extent of the law as to scope, time and geography.

         (c) Allstate's obligations under this Section 7.1 shall terminate on the earlier of (i) expiration of the Initial Term or (ii) in the event Allstate notifies IAA of its election to terminate this Agreement pursuant to Sections
6.3 or 6.4 on the actual termination date of this Agreement.


                           VIII.  MISCELLANEOUS PROVISIONS

    8.1. NOTICES. All notices, statements, demands, consents or approvals or other communications (collectively, "NOTICES") required or permitted to be given to a party under or pursuant to this Revised Salvage Agreement shall be in writing and shall be delivered in person or by certified mail, return receipt requested, or by commercial messenger or courier service, addressed to such party as provided below:

         If to Allstate:     Allstate Insurance Company
                             2775 Sanders Road, Suite A8
                             Northbrook, Illinois 60062
                             Attn: Susan L. Lees
                                   Associate Counsel

         with copies to: Allstate Insurance Company

         2775 Sanders Road, Suite B7
         Northbrook, Illinois 60062
         Attn: Vice President Property
               Claims Service Organization

         Allstate Insurance Company
         2775 Sanders Road, Suite A6
         Northbrook, Illinois 60062
         Attn:  Auto Claims Director

         Tech-Cor, Inc.
         100 East Palatine Road
         Wheeling, Illinois 60090
         Attn:  President

         If to IAA:     Insurance Auto Auctions, Inc.
                        1270 West Northwest Hwy.
                        Palantine, IL 60067
                        Attn: Bradley S. Scott, Chairman
                              James Alampi, President
                              William W. Liebeck, Executive
                              Vice President

         with a copy to:       Gunderson, Dettmer, Stough,
                               Villeneuve, Franklin & Hachigian, LLP
                               600 Hansen Way, Second Floor
                               Palo Alto, CA 94304
                               Attn:  Scott C. Dettmer, Esq.

Any party may from time to time change its address or the addresses for receipt of Notices by giving the other parties prior notice of such change in the manner hereinabove provided. All Notices received on a Business Day before 3:00 p.m. local time shall be deemed delivered on such day. All Notices received either
(i) after 3:00 p.m. on a Business Day or (ii) on a day that is not a Business Day shall be deemed delivered on the next Business Day.

    8.2. RELATIONSHIP OF PARTIES. Nothing contained herein shall create or be deemed to create any relationship of agency, partnership, joint venture or employment among the parties hereto and no party hereto shall have any power to obligate or to bind the other party hereto in any manner whatsoever.

    8.3. SPECIFIC PERFORMANCE. The failure or refusal by a party to comply with any or all of the provisions of this Revised Salvage Agreement shall entitle the other parties to specific performance of any or all of the terms, covenants and conditions of this Revised Salvage Agreement in addition to any and all other remedies available to the other party at law or in equity.

    8.4. ATTORNEY'S FEE. In the event of any litigation between the parties hereto to enforce or interpret any provision or right hereunder, the unsuccessful party to such litigation shall pay the successful party all costs and expenses reasonably incurred, including reasonable attorneys' fees (in the case of staff counsel determined at a market rate) and disbursements.

    8.5. ASSIGNMENT. This Revised Salvage Agreement may not be directly or indirectly assigned or transferred by either party hereto without the prior written consent of the other party.

    8.6. SUCCESSORS AND ASSIGNS. This Revised Salvage Agreement is for the sole benefit of Allstate and IAA and their respective nominees, successors and permitted assigns. This Revised Salvage Agreement shall not confer any rights or benefits or any person other than Allstate and IAA and their respective nominees, successors and permitted assigns.

    8.7. FURTHER ASSURANCES. Each party shall at any time and from time to time execute, acknowledge and deliver all such further documents and instruments and do such further acts and things as the other parties may reasonably request to carry out and effectuate fully the transactions contemplated by this Revised Salvage Agreement.

    8.8. HEADINGS. All article and section headings in this Revised Salvage Agreement are for convenience of reference only. Such titles and captions shall not be deemed part of this Revised Salvage Agreement and in no way defined, extend or describe the scope or intent of any provisions hereof.

    8.9. GOVERNING LAW. This Revised Salvage Agreement shall be governed by and construed in accordance with the substantive laws of the State of Illinois, without regard to the conflicts of law principles thereof.

    8.10. COUNTERPARTS. This Revised Salvage Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original. Such counterparts shall together constitute one and the same Revised Salvage Agreement even if all the parties shall not have signed the same counterpart.

    8.11. ENTIRE REVISED SALVAGE AGREEMENT. This Revised Salvage Agreement (together with the Exhibits hereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings or proposals with respect to such subject matter, including without limitation the 1993 Salvage Agreement. No amendment or modification of this Revised Salvage Agreement shall be binding unless same shall be in writing and signed by each of Allstate and IAA.

    8.12. CONFIDENTIALITY.

         (a) Without the prior written consent of the other party, no party shall disclose to any third party, or make any announcement regarding, any of the terms of this Revised Salvage Agreement, unless such disclosure is (i) required by law and the party making such disclosure shall have previously notified the other party of its legal obligation to make such disclosure or (ii) made pursuant to reporting obligations under applicable securities laws and regulations.

         (b) The provisions of (a) above shall not apply to the disclosure of any information (i) to professional advisors of either party (such as lawyers or accountants) who are advised by the party of the confidential nature of the information, (ii) which has already come into the public domain other than by reason of default by the applicable party bound hereby, (iii) rightfully received from any third party or (iv) necessary to establish either party's rights hereunder.

         (c) Nothing in this Revised Salvage Agreement shall be construed to provide Allstate any license, rights, or access to any confidential information of any supplier to IAA.

         IN WITNESS WHEREOF, the parties hereto have caused this Revised Salvage Agreement to be executed by their duly authorized representatives as of the date first above written.

                                  ALLSTATE INSURANCE COMPANY



                                  By:  /s/ William J. Gruner   4/30/96
                                      ---------------------------------------
                                  Its:


                                  INSURANCE AUTO AUCTIONS, INC.



                                  By:  /s/ James P. Alampi   5/1/96
                                      ---------------------------------------
                                  Its:

                                    EXHIBIT 1.1(v)


                                 MAPS OF MARKET AREAS


See separately bound document entitled "Tactician Maps Of Allstate Regions - Market Claim Office Territories By Zip Codes"

                                     EXHIBIT 2.9

                             ECONOMIC RETURN METHODOLOGY


[*]

*Confidential treatment requested.
                                                                              20

                                     EXHIBIT 2.11

                               WITHDRAWAL FROM MARKETS


[*]

*Confidential treatment requested.
                                                                              21